[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) LARGE CAP
                         GROWTH FUND

                         SEMIANNUAL REPORT o MAY 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 21
MFS' Year 2000 Readiness Disclosure ....................................... 27
Trustees and Officers ..................................................... 29

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of maintaining diversified portfolios and of staying with our funds' clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John E. Lathrop]
     John E. Lathrop

For the six months ended May 31, 1999, Class A shares of the Fund provided a total return of 15.31%, Class B shares 14.87%, and Class I shares 15.39%. These returns include the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average growth fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 13.68%. The Fund's returns also compare to a 12.60% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. YOU RECENTLY BECAME THE PORTFOLIO MANAGER OF THE FUND. DO YOU PLAN TO CHANGE THE STRATEGY?

A. No. We will continue to look for good growth companies that we believe are reasonably priced. Our research analysts help us find companies that we think are undergoing positive fundamental change or that can benefit from a new development. It could be a new product, a new service, or a good acquisition. For example, when we look at a pharmaceutical company introducing a new drug, we research the company's -- and its competitors' -- products and talk to doctors about clinical trials.

Q. WHAT FACTORS HELPED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. Several sectors have performed very well, especially technology, leisure, and telecommunications. The tremendous growth in global data transmission and Internet traffic has helped computer software and services holdings, such as EMC and Sun Microsystems. Performance also has been helped by our leisure holdings, specifically cable companies. MediaOne, for example, has been a big beneficiary of the growth of cable, both for entertainment and for Internet access. In telecommunications, MCI WorldCom also has done well. The company is realizing cost savings from its MCI acquisition and has seen strong growth in its business services and international divisions.

   Motorola is another telecommunications holding that has helped the Fund. The company's cellular phone product line has improved, making it a major player in the rapidly expanding global cellular market. The company's semiconductor business also has done well. This is a cyclical industry that performs well when global economies are strong. For the past couple of years, the semiconductor industry had too many manufacturing plants due to the slowdown in Asia and emerging markets. Now, with those markets showing signs of recovery, demand is increasing, and companies such as Motorola appear to be well positioned to benefit.

Q. WHAT ARE YOUR BIGGEST RETAIL HOLDINGS?

A. Drug stores and supermarkets. Both industries have benefited from consolidation and strong consumer spending. Our largest holdings are CVS and Kroger. CVS, a drug store chain, is a direct beneficiary of the same demographic trends that we saw helping the pharmaceutical companies, that is, an aging population that needs more prescriptions. Also, people buy other things, such as magazines and batteries, when they go into a drug store. Kroger was added to the portfolio when the supermarket chain bought Fred Meyer, another supermarket chain we owned. As Kroger integrates Fred Meyer into its operations and purchasing, we think the merger will result in cost cutting and we may see Kroger's earnings accelerate.

Q. HAVE YOU MADE ANY MAJOR CHANGES IN THE PORTFOLIO RECENTLY?

A. We increased the weighting in telecommunications services and data transmission companies. As I said, we think the outlook for both of these industries is excellent. On the other hand, we reduced our financial services holdings. As long as the stock market performed well, these companies did well. While our long-term outlook for the stock market is positive, we think current prices of financial services stocks may not be sustainable. Therefore, we sold Merrill Lynch and trimmed our position in Kansas City Southern, which is predominately a financial services company that owns a couple of large mutual fund companies.

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SEVERAL MONTHS?

A. We expect to see continued robust economic growth in the United States, which should be a good environment for growth stocks. At the same time, the stock market has begun to broaden, and a more varied group of industries has shown strong performance. This is in contrast to the past year or so, when a small group of big-company stocks was responsible for almost all the gains in the market. Although this broadening may cause the market to fluctuate among sectors, we will stick to our long-term strategy of looking for companies with competitive positions in their markets, strong management teams, and good earnings growth.

   /s/ John E. Lathrop

       John E. Lathrop
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

Note to Shareholders: On February 24, 1999, John E. Lathrop succeeded Stephen Pesek as portfolio manager of the Fund.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JOHN E. LATHROP IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) LARGE CAP GROWTH FUND. MR. LATHROP JOINED MFS IN 1994 FROM ANOTHER MAJOR INVESTMENT MANAGEMENT FIRM, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER SINCE 1988. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1995, VICE PRESIDENT IN 1996, AND PORTFOLIO MANAGER IN 1999.

   HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. MR. LATHROP IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS TO PROVIDE GROWTH OF CAPITAL. DIVIDEND INCOME,
                           IF ANY, IS INCIDENTAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   DECEMBER 29, 1986

  CLASS INCEPTION:         CLASS A  SEPTEMBER 7, 1993
                           CLASS B  DECEMBER 29, 1986
                           CLASS I  JANUARY 2, 1997

  SIZE:                    $864.6 MILLION NET ASSETS AS OF MAY 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH MAY 31, 1999

CLASS A
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +15.31%       +21.13%       +81.54%      +181.19%        +359.35%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   --         +21.13%       +21.99%      + 22.97%        + 16.47%
------------------------------------------------------------------------------------------------------------
SEC Results                                   --         +14.16%       +19.61%      + 21.52%        + 15.78%
------------------------------------------------------------------------------------------------------------

CLASS B
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +14.87%       +20.29%       +77.51%      +169.61%        +337.36%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   --         +20.29%       +21.08%      + 21.94%        + 15.90%
------------------------------------------------------------------------------------------------------------
SEC Results                                   --         +16.29%       +20.39%      + 21.76%        + 15.90%
------------------------------------------------------------------------------------------------------------

CLASS I
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +15.39%       +21.47%       +81.85%      +176.19%        +348.04%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   --         +21.47%       +22.06%      + 22.53%        + 16.18%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A. Because operating expenses of B are greater than those of A, A performance generally would have been higher than B performance. The B performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than A performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1999

FIVE LARGEST STOCK SECTORS

               TECHNOLOGY                                   21.7%
               FINANCIAL SERVICES                           15.2%
               LEISURE                                      13.3%
               RETAILING                                    11.2%
               CONGLOMERATES, SPECIAL PRODUCTS/SERVICES     10.7%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  4.8%             CITIGROUP, INC.  1.8%
Security systems, packaging, and          Diversified financial services company
electronic  equipment conglomerate
                                          ASSOCIATES FIRST CAPITAL CORP.  1.7%
MICROSOFT CORP.  4.2%                     Consumer finance company
Computer software and systems company
                                          BMC SOFTWARE, INC.  1.7%
MCI WORLDCOM, INC.  2.4%                  Computer software company
Telecommunications company
                                          UNITED HEALTHCARE CORP.  1.6%
TIME WARNER, INC.  2.1%                   Health maintenance organization
Publishing and entertainment company
                                          CVS CORP.  1.6%
KROGER CO.  2.0%                          Drug store chain
Supermarket company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 1999

Stocks - 97.2%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 94.5%
  Advertising - 0.2%
    Interpublic Group of Cos, Inc.                                       18,200             $  1,378,650
--------------------------------------------------------------------------------------------------------
  Aerospace - 1.6%
    Raytheon Co., "B"                                                    42,500             $  2,892,656
    United Technologies Corp.                                           176,600               10,960,238
                                                                                            ------------
                                                                                            $ 13,852,894
--------------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Harley-Davidson, Inc.                                                80,000             $  4,085,000
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.4%
    Bank of New York Co., Inc.                                          116,100             $  4,150,575
    Capital One Financial Corp.                                          56,600                8,528,913
    Wells Fargo Co.                                                     202,600                8,104,000
                                                                                            ------------
                                                                                            $ 20,783,488
--------------------------------------------------------------------------------------------------------
  Beverages - 0.4%
    Coca-Cola Enterprises, Inc.                                          90,000             $  3,262,500
--------------------------------------------------------------------------------------------------------
  Broadcasting - 1.0%
    AT&T Corp. - Liberty Media Group*                                    80,000             $  5,315,000
    Infinity Broadcasting Corp.*                                        131,200                3,353,800
                                                                                            ------------
                                                                                            $  8,668,800
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.2%
    Affiliated Computer Services, Inc., "A"*                            215,300             $  9,338,637
    Kulicke & Soffa Industries, Inc.*                                   135,100                2,853,988
    Texas Instruments, Inc.                                              60,000                6,562,500
                                                                                            ------------
                                                                                            $ 18,755,125
--------------------------------------------------------------------------------------------------------
  Business Services - 3.1%
    Ceridian Corp.*                                                     240,000             $  7,920,000
    Computer Sciences Corp.*                                            110,400                7,141,500
    DST Systems, Inc.*                                                  117,900                6,366,600
    First Data Corp.                                                    112,900                5,073,444
                                                                                            ------------
                                                                                            $ 26,501,544
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.5%
    America Online, Inc.*                                                30,000             $  3,581,250
    Microsoft Corp.*                                                    442,200               35,680,013
                                                                                            ------------
                                                                                            $ 39,261,263
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.6%
    EMC Corp.*                                                           70,000             $  6,973,750
    Informatica Corp.*                                                      900                   21,600
    Sun Microsystems, Inc.*                                             108,000                6,453,000
                                                                                            ------------
                                                                                            $ 13,448,350
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 6.2%
    BMC Software, Inc.*                                                 281,700             $ 13,926,544
    Cadence Design Systems, Inc.*                                       200,000                2,575,000
    Computer Associates International, Inc.                             124,800                5,904,600
    Compuware Corp.*                                                    270,000                8,386,875
    Oracle Corp.*                                                       454,600               11,279,762
    Redback Networks, Inc.*                                                 600                   65,700
    SunGard Data Systems, Inc.*                                         155,400                5,439,000
    Synopsys, Inc.*                                                     140,000                6,212,500
                                                                                            ------------
                                                                                            $ 53,789,981
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    Kansas City Southern Industries, Inc.                                78,200             $  4,398,750
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 8.0%
    Clorox Co.                                                           11,100             $  1,120,406
    Dial Corp.                                                          170,000                5,312,500
    Galileo International, Inc.                                         114,400                5,148,000
    Gillette Co.                                                         60,000                3,060,000
    Newell Rubbermaid, Inc.                                             200,000                8,100,000
    Procter & Gamble Co.                                                 62,400                5,826,600
    Tyco International Ltd.                                             460,000               40,192,500
                                                                                            ------------
                                                                                            $ 68,760,006
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    General Electric Co.                                                110,000             $ 11,185,625
--------------------------------------------------------------------------------------------------------
  Electronics - 3.8%
    Altera Corp.*                                                       160,000             $  5,570,000
    Analog Devices, Inc.*                                               190,000                7,303,125
    Applied Materials, Inc.*                                             40,000                2,197,500
    Lattice Semiconductor Corp.*                                         19,100                  938,288
    LSI Logic Corp.*                                                    236,500                8,765,281
    Teradyne, Inc.*                                                      70,000                3,696,875
    Xilinx, Inc.*                                                        95,800                4,257,112
                                                                                            ------------
                                                                                            $ 32,728,181
--------------------------------------------------------------------------------------------------------
  Entertainment - 9.1%
    CBS Corp.*                                                          245,000             $ 10,228,750
    Clear Channel Communications, Inc.*                                 168,470               11,129,549
    Comcast Corp., "A"                                                  289,600               11,149,600
    Disney (Walt) Co.                                                   237,700                6,923,013
    Gemstar International Group Ltd.*                                   100,000                6,181,250
    MediaOne Group, Inc.*                                               115,300                8,517,788
    Time Warner, Inc.                                                   255,700               17,403,581
    Univision Communications, Inc., "A"*                                120,000                7,117,500
                                                                                            ------------
                                                                                            $ 78,651,031
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.0%
    American Express Co.                                                 35,800             $  4,338,512
    Associates First Capital Corp., "A"                                 340,000               13,940,000
    Citigroup, Inc.                                                     223,300               14,793,625
    Donaldson, Lufkin & Jenrette, Inc.                                   40,000                2,680,000
    Federal Home Loan Mortgage Corp.                                    190,000               11,079,375
    Goldman Sachs Group, Inc.*                                            8,500                  577,469
    Morgan Stanley Dean Witter & Co.                                    129,500               12,496,750
    Providian Financial Corp.                                             6,900                  661,969
                                                                                            ------------
                                                                                            $ 60,567,700
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    Anheuser-Busch Cos., Inc.                                            80,000             $  5,845,000
    Bestfoods Co.                                                        44,300                2,215,000
    Nabisco Holdings Corp., "A"                                          15,800                  661,625
                                                                                            ------------
                                                                                            $  8,721,625
--------------------------------------------------------------------------------------------------------
  Insurance - 4.9%
    American International Group, Inc.                                   73,600             $  8,413,400
    CIGNA Corp.                                                          65,500                6,107,875
    Equitable Cos., Inc.                                                140,000                9,826,250
    Hartford Financial Services Group, Inc.                              30,400                1,922,800
    Lincoln National Corp.                                               63,500                6,461,125
    Progressive Corp.                                                    43,600                6,120,350
    ReliaStar Financial Corp.                                            76,700                3,187,844
                                                                                            ------------
                                                                                            $ 42,039,644
--------------------------------------------------------------------------------------------------------
  Manufacturing - 0.9%
    Danaher Corp.                                                       131,600             $  7,953,575
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.7%
    American Home Products Corp.                                        180,100             $ 10,378,262
    Bristol-Myers Squibb Co.                                            190,200               13,052,475
    Pfizer, Inc.                                                         98,000               10,486,000
    Pharmacia & Upjohn, Inc.                                            187,600               10,400,075
    Schering Plough Corp.                                               105,000                4,731,563
                                                                                            ------------
                                                                                            $ 49,048,375
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.6%
    Cardinal Health, Inc.                                                75,000             $  4,528,125
    Guidant Corp.                                                        78,700                3,935,000
    HealthSouth Corp.*                                                  350,000                4,681,250
    Medtronic, Inc.                                                      64,800                4,600,800
    United Healthcare Corp.                                             235,500               13,717,875
                                                                                            ------------
                                                                                            $ 31,463,050
--------------------------------------------------------------------------------------------------------
  Oils - 1.1%
    Chevron Corp.                                                        32,300             $  2,993,806
    Conoco, Inc., "A"                                                    80,000                2,170,000
    Exxon Corp.                                                          60,000                4,792,500
                                                                                            ------------
                                                                                            $  9,956,306
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.6%
    Scholastic Corp.*                                                    60,000             $  2,910,000
    Tribune Co.                                                          28,900                2,281,294
    Ziff-Davis, Inc. - ZDNet*                                             1,500                   31,312
                                                                                            ------------
                                                                                            $  5,222,606
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.9%
    CKE Restaurants, Inc.                                                88,800             $  1,631,700
    McDonald's Corp.                                                    254,000                9,779,000
    Tricon Global Restaurants, Inc.*                                     21,200                1,234,900
    Wendy's International, Inc.                                         150,000                4,087,500
                                                                                            ------------
                                                                                            $ 16,733,100
--------------------------------------------------------------------------------------------------------
  Retail - 0.2%
    Tandy Corp.                                                          25,000             $  2,062,500
--------------------------------------------------------------------------------------------------------
  Special Products and Services
    Royal Caribbean Cruises Ltd.                                         10,700             $    418,638
--------------------------------------------------------------------------------------------------------
  Stores - 8.3%
    BJ's Wholesale Club, Inc.*                                          200,000             $  5,200,000
    CVS Corp.                                                           287,600               13,229,600
    Dayton Hudson Corp.                                                 130,000                8,190,000
    Linens 'n Things, Inc.*                                              48,800                1,945,900
    Lowe's Cos., Inc.                                                   165,000                8,569,687
    Office Depot, Inc.*                                                 435,000                9,080,625
    Rite Aid Corp.                                                      316,300                7,907,500
    TJX Cos., Inc.                                                      240,000                7,200,000
    Wal-Mart Stores, Inc.                                               240,000               10,230,000
                                                                                            ------------
                                                                                            $ 71,553,312
--------------------------------------------------------------------------------------------------------
  Supermarkets - 2.4%
    Kroger Co.*                                                         280,000             $ 16,397,500
    Safeway, Inc.*                                                       90,800                4,222,200
                                                                                            ------------
                                                                                            $ 20,619,700
--------------------------------------------------------------------------------------------------------
  Telecommunications - 9.9%
    Adelphia Communications Corp. "A"*                                    4,600             $    347,300
    Alltel Corp.                                                         61,400                4,401,612
    CenturyTel, Inc.*                                                   184,400                7,064,825
    Cisco Systems, Inc.*                                                105,000               11,445,000
    Copper Mountain Networks, Inc.*                                       1,100                   70,400
    Global TeleSystems Group, Inc.*                                      50,000                3,800,000
    MCI WorldCom, Inc.*                                                 234,500               20,254,937
    Motorola, Inc.                                                      132,500               10,972,656
    Net Perceptions, Inc.*                                                1,100                   18,700
    Nextlink Communications, Inc., "A"*                                  40,000                3,060,000
    Nortel Networks Corp.                                               100,000                7,500,000
    PSINet, Inc.*                                                        87,700                3,902,650
    Qwest Communications International, Inc.*                           140,000                5,967,500
    Tellabs, Inc.*                                                      120,000                7,020,000
    Time Warner Telecom, Inc.*                                            4,100                  105,063
                                                                                            ------------
                                                                                            $ 85,930,643
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    Frontier Corp.                                                       99,200             $  5,220,400
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $817,022,362
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.7%
  Germany - 0.5%
    Mannesmann AG (Conglomerate)                                         30,600             $  4,178,563
--------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Elan Corp. PLC, ADR (Health Products)*                               95,000             $  5,130,000
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Equant N.V. (Computer Software - Services)*                          22,600             $  1,874,388
--------------------------------------------------------------------------------------------------------
  Sweden - 0.2%
    Ericsson LM, ADR (Telecommunication Equipment)                       81,100             $  2,184,631
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.2%
    BP Amoco PLC, ADR (Oils)                                             80,752             $  8,650,558
    Colt Telecom Group PLC (Telecommunications)*                         17,200                1,479,200
                                                                                            ------------
                                                                                            $ 10,129,758
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 23,497,340
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $656,325,182)                                                $840,519,702
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.0%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 6/09/99                      $ 10,000             $  9,989,555
    General Electric Capital Corp., due 6/01/99                          16,210               16,210,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 26,199,555
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $682,524,737)                                           $866,719,257

Other Assets, Less Liabilities - (0.2)%                                                       (2,122,527)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $864,596,730
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
MAY 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $682,524,737)            $866,719,257
  Cash                                                                   61,228
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                       40,595
  Receivable for Fund shares sold                                     3,981,828
  Receivable for investments sold                                    11,179,614
  Interest and dividends receivable                                     451,855
  Other assets                                                            9,549
                                                                   ------------
    Total assets                                                   $882,443,926
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                                 $  394,634
  Payable for investments purchased                                  16,827,282
  Payable to affiliates -
    Management fee                                                       70,270
    Shareholder servicing agent fee                                       9,369
    Distribution and service fee                                        412,189
    Administrative fee                                                    1,405
  Accrued expenses and other liabilities                                132,047
                                                                   ------------
      Total liabilities                                            $ 17,847,196
                                                                   ------------
Net assets                                                         $864,596,730
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $618,242,657
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 184,234,284
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    66,366,820
  Accumulated net investment loss                                    (4,247,031)
                                                                   ------------
      Total                                                        $864,596,730
                                                                   ============
Shares of beneficial interest outstanding                           48,477,735
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $395,268,921 / 22,240,712 shares of
     beneficial interest outstanding)                                 $17.77
                                                                      ======
  Offering price per share (100 / 94.25)                              $18.86
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $469,248,965 / 26,232,599 shares of
     beneficial interest outstanding)                                 $17.89
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $78,844 / 4,424 shares of
     beneficial interest outstanding)                                 $17.82
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1999
--------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                      $  1,994,116
    Interest                                                            841,412
    Foreign taxes withheld                                              (13,852)
                                                                   ------------
      Total investment income                                      $  2,821,676
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,173,016
    Trustees' compensation                                               14,814
    Shareholder servicing agent fee                                     457,539
    Distribution and service fee (Class A)                              466,466
    Distribution and service fee (Class B)                            2,364,535
    Administrative fee                                                   53,490
    Custodian fee                                                       124,909
    Printing                                                             47,066
    Postage                                                              68,073
    Auditing fees                                                        16,000
    Legal fees                                                            2,893
    Miscellaneous                                                       147,689
                                                                   ------------
      Total expenses                                               $  6,936,490
    Fees paid indirectly                                                (48,253)
                                                                   ------------
      Net expenses                                                 $  6,888,237
                                                                   ------------
        Net investment loss                                        $ (4,066,561)
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $ 85,793,314
    Foreign currency transactions                                       260,069
                                                                   ------------
      Net realized gain on investments and foriegn currency
        transactions                                               $ 86,053,383
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 30,876,893
    Translation of assets and liabilities in foreign currencies         (80,547)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 30,796,346
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $116,849,729
                                                                   ------------
          Increase in net assets from operations                   $112,783,168
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                               MAY 31, 1999            NOVEMBER 30, 1998
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                          $ (4,066,561)               $  (5,686,410)
  Net realized gain on investments and foreign currency
    transactions                                                 86,053,383                   76,216,071
  Net unrealized gain on investments and foreign currency
    translation                                                  30,796,346                   59,780,431
                                                               ------------                -------------
    Increase in net assets from operations                     $112,783,168                $ 130,310,092
                                                               ------------                -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $(36,547,129)               $ (37,987,394)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (44,583,664)                 (69,353,928)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (4,407)                        (435)
                                                               ------------                -------------
    Total distributions declared to shareholders               $(81,135,200)               $(107,341,757)
                                                               ------------                -------------
Net increase in net assets from Fund share transactions        $ 74,161,725                $  83,734,417
                                                               ------------                -------------
      Total increase in net assets                             $105,809,693                $ 106,702,752
Net assets:
  At beginning of period                                        758,787,037                  652,084,285
                                                               ------------                -------------
  At end of period (including accumulated net investment
    loss of $4,247,031 and $180,470, respectively)             $864,596,730                $ 758,787,037
                                                               ============                =============
See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                              SIX MONTHS ENDED        ------------------------------------------------------------------------
                                  MAY 31, 1999             1998            1997            1996            1995           1994
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                $17.29           $17.36          $18.02          $17.67          $13.49         $14.75
                                        ------           ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income (loss)          $(0.05)          $(0.06)         $ 0.03          $ 0.08          $ 0.11         $ 0.21
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                  2.46             2.94            3.41            2.96            4.91          (0.25)
                                        ------           ------          ------          ------          ------         ------
      Total from investment
        operations                      $ 2.41           $ 2.88          $ 3.44          $ 3.04          $ 5.02         $(0.04)
                                        ------           ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income            $ --             $ --            $ --            $(0.16)         $(0.22)        $(0.06)
  From net realized gain on
    investments and foreign
    currency transactions                (1.93)           (2.95)          (4.10)          (2.53)          (0.62)         (1.16)
                                        ------           ------          ------          ------          ------         ------
      Total distributions
        declared to shareholders        $(1.93)          $(2.95)         $(4.10)         $(2.69)         $(0.84)        $(1.22)
                                        ------           ------          ------          ------          ------         ------
Net asset value - end of period         $17.77           $17.29          $17.36          $18.02          $17.67         $13.49
                                        ======           ======          ======          ======          ======         ======
Total return(+)                         15.31%++         20.89%          24.67%          19.76%          39.51%        (0.47)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                             1.22%+           1.24%           1.29%           1.31%           1.27%          1.12%
  Net investment income (loss)         (0.55)%+         (0.35)%           0.22%           0.47%           0.67%          1.59%
Portfolio turnover                         69%             217%            159%            112%             91%            50%
Net assets at end of period (000
 omitted)                             $395,269         $323,354        $219,755        $150,261         $88,119         $2,608

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                              SIX MONTHS ENDED        ------------------------------------------------------------------------
                                  MAY 31, 1999             1998            1997            1996            1995           1994
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                $17.32           $17.34          $17.96          $17.56          $13.37         $14.72
                                        ------           ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income (loss)          $(0.11)          $(0.18)         $(0.08)         $(0.06)         $ 0.01         $ 0.04
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                  2.47             2.98            3.40            2.97            4.85          (0.23)
                                        ------           ------          ------          ------          ------         ------
      Total from investment
        operations                      $ 2.36           $ 2.80          $ 3.32          $ 2.91          $ 4.86         $(0.19)
                                        ------           ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income            $ --             $ --            $ --            $ --            $(0.05)        $ --  +++
  From net realized gain on
    investments and foreign
    currency transactions                (1.79)           (2.82)          (3.94)          (2.51)          (0.62)         (1.16)
                                        ------           ------          ------          ------          ------         ------
      Total distributions
        declared to shareholders        $(1.79)          $(2.82)         $(3.94)         $(2.51)         $(0.67)        $(1.16)
                                        ------           ------          ------          ------          ------         ------
Net asset value - end of period         $17.89           $17.32          $17.34          $17.96          $17.56         $13.37
                                        ======           ======          ======          ======          ======         ======
Total return                            14.87%++         20.08%          23.66%          18.84%          38.16%        (1.52)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                             1.97%+           1.99%           2.05%           2.13%           2.14%          2.18%
  Net investment income (loss)         (1.30)%+         (1.09)%         (0.51)%         (0.38)%           0.08%          0.32%
Portfolio turnover                         69%             217%            159%            112%             91%            50%
Net assets at end of period (000
 omitted)                             $469,249         $435,394        $432,327        $430,936        $428,445       $384,504

  + Annualized.
 ++ Not annualized.
+++ The per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED            PERIOD ENDED
                                                      SIX MONTHS ENDED            NOVEMBER 30,            NOVEMBER 30,
                                                          MAY 31, 1999                    1998                   1997*
                                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                               CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                           $17.36                  $17.41                  $13.99
                                                                ------                  ------                  ------
Income from investment operations# -
  Net investment income (loss)                                  $(0.03)                 $(0.02)                 $ 0.12
  Net realized and unrealized gain on investments and
    foreign currency                                              2.46                    2.96                    3.30
                                                                ------                  ------                  ------
      Total from investment operations                          $ 2.43                  $ 2.94                  $ 3.42
                                                                ------                  ------                  ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                       $(1.97)                 $(2.99)                 $ --
                                                                ------                  ------                  ------
Net asset value - end of period                                 $17.82                  $17.36                  $17.41
                                                                ======                  ======                  ======
Total return                                                    15.39%++                21.37%                  24.45%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     0.97%+                  0.98%                   1.07%+
  Net investment income (loss)                                 (0.30)%+                (0.15)%                   0.90%+
Portfolio turnover                                                 69%                    217%                    159%
Net assets at end of period (000 omitted)                          $79                     $39                      $3

  * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Large Cap Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default.

At May 31, 1999, the value of securities loaned was $6,681,313. These loans were collateralized by U.S. Treasury securities of $6,965,107. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $1 billion                                     0.75%
          Average net assets in excess of $1 billion           0.65%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,080 for the six months ended May 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $63,434 for the six months ended May 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $41,461 for the six months ended May 31, 1999. Fees incurred under the distribution plan during the six months ended May 31, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $29,633 for Class B shares, for the six months ended May 31, 1999. Fees incurred under the distribution plan during the six months ended May 31, 1999, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 1999, were $920 and $115,631 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES             SALES
--------------------------------------------------------------------------------
U.S. government securities                        $    204,204      $  2,597,456
                                                  ------------      ------------
Investments (non-U.S. government securities)      $557,087,695      $560,974,187
                                                  ------------      ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $682,524,737
                                                                   ------------
Gross unrealized appreciation                                      $199,179,082
Gross unrealized depreciation                                       (14,984,562)
                                                                   ------------
    Net unrealized appreciation                                    $184,194,520
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                     SIX MONTHS ENDED MAY 31, 1999           YEAR ENDED NOVEMBER 30, 1998
                                     -----------------------------           ----------------------------
                                         SHARES             AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          24,202,434      $ 425,438,922        14,417,676        $ 234,120,550
Shares issued to shareholders
 in reinvestment of
 distributions                        2,139,199         33,934,936         2,499,612           34,544,727
Shares reacquired                   (22,799,707)      (399,989,491)      (10,879,547)        (178,012,460)
                                      ---------      -------------        ----------        -------------
    Net increase                      3,541,926      $  59,384,367         6,037,741        $  90,652,817
                                      =========      =============        ==========        =============
Class B Shares
                                     SIX MONTHS ENDED MAY 31, 1999           YEAR ENDED NOVEMBER 30, 1998
                                     -----------------------------           ----------------------------
                                         SHARES             AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           4,371,016      $  77,393,883         4,216,923        $  68,886,908
Shares issued to shareholders
 in reinvestment of
 distributions                        2,635,929         42,201,167         4,732,456           65,923,866
Shares reacquired                    (5,918,066)      (104,857,079)       (8,733,786)        (141,767,243)
                                      ---------      -------------        ----------        -------------
    Net increase (decrease)           1,088,879      $  14,737,971           215,593        $  (6,956,469)
                                      =========      =============        ==========        =============
Class I Shares
                                     SIX MONTHS ENDED MAY 31, 1999           YEAR ENDED NOVEMBER 30, 1998
                                     -----------------------------           ----------------------------
                                         SHARES             AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               3,495      $      62,784             3,950        $      65,998
Shares issued to shareholders
 in reinvestment of
 distributions                              277              4,407                32                  434
Shares reacquired                        (1,585)           (27,804)           (1,890)             (28,363)
                                      ---------      -------------        ----------        -------------
    Net increase                          2,187      $      39,387             2,092        $      38,069
                                      =========      =============        ==========        =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 1999, was $3,219. The Fund had no significant borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $40,595 with CS First Boston Corp. at May 31, 1999.

At May 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) LARGE CAP GROWTH FUND

TRUSTEES                                                 SECRETARY
Richard B. Bailey* - Private Investor; Former            Stephen E. Cavan*
Chairman and Director (until 1991), MFS Investment
Management                                               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                         CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,       State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of
Surgery, Harvard Medical School                          INVESTOR INFORMATION
                                                         For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief               call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.; Chairman,        a touch-tone telephone.
Colonial Insurance Company, Ltd.
                                                         For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                       financial adviser or, for an information kit, call
                                                         toll free: 1-800-637-2929 any business day from 9
Walter E. Robb, III - President and Treasurer,           a.m. to 5 p.m. Eastern time (or leave a message
Benchmark Advisors, Inc. (corporate financial            anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                            INVESTOR SERVICE
                                                         MFSService Center, Inc.
Arnold D. Scott* - Senior Executive                      P.O. Box 2281
Vice President, Director, and Secretary,                 Boston, MA 02107-9906
MFS Investment Management
                                                         For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                     1-800-225-2606 any business day from
Executive Officer, and Director,                         8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                         For service to speech- or hearing-impaired, call
J. Dale Sherratt - President, Insight Resources,         toll free: 1-800-637-6576 any business day from 9
Inc. (acquisition planning specialists)                  a.m. to 5 p.m. Eastern time. (To use this service,
                                                         your phone must be equipped with a
Ward Smith - Former Chairman (until 1994), NACCO         Telecommunications Device for the Deaf.)
Industries (holding company)
                                                         For share prices, account balances, and exchanges,
INVESTMENT ADVISER                                       call toll free: 1-800-MFS-TALK (1-800-637-8255)
Massachusetts Financial Services Company                 anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                    WORLD WIDE WEB
                                                         www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
John E. Lathrop*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*



*Affiliated with the Investment Adviser

MFS(R) LARGE CAP GROWTH FUND                                        ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                MLC-3  7/99  59M  03/203/803